UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 28, 2006

FOLDERA, INC.
(Exact name of registrant as specified in its charter)
NEVADA	033-118799	20-0375035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17011 Beach Blvd, Huntington Beach California	92647
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(714) 766-8700
Expert Systems, Inc. 6900 E. Princess Drive #2176 Phoenix, Arizona 85054
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2006, Foldera, Inc. (“Foldera”) issued 725,000 Warrants to Trilogy Capital Partners, Inc, its investor relations firm as partial payment for services. The exercise price of the warrants is $2.00 per share. The warrants are outstanding for three years and are effective as of February 13, 2006.

Item 9.01.	Financial Statement and Exhibits.

The following exhibits are included with this filing.

(d) 10.1	Warrants issued to Trilogy Capital Partners, Inc. dated as of February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foldera, Inc.
(Registrant)

Date	February 28, 2006
By:		/s/ Richard Lusk
Name		Richard Lusk
Title:		President and Chief Executive Officer

Exhibit Index

No.	Document

10.1	Warrants issued to Trilogy Capital Partners, Inc. dated as of February 13, 2006.

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